Exhibit 10(b)

                          Consent of Ernst & Young LLP


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                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Independent Accountants" and to the use of our report dated February 21, 1997, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio included in Post-Effective Amendment No. 10 to the Registration Statement (Form N-4 No. 33-49550) and related Prospectus of WRL Series Annuity Account.



                                                              ERNST & YOUNG LLP



Des Moines, Iowa
December 19, 1997